TABLE OF CONTENTS

USAA Family of Funds                                       1
Message from the President                                 2
Investment Review                                          4
Message from the  Managers                                 5
Financial  Information:
   Statement  of Assets  and  Liabilities                  8
   Portfolio of  Investments  in Securities                9
   Notes to Portfolio of  Investments in Securities       14
   Statement of Operations                                15
   Statements of Changes in Net Assets                    16
   Notes to Financial Statements                          17

                          Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)**                    8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."
                                              -- May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


INVESTMENT REVIEW

BALANCED STRATEGY FUND

OBJECTIVE: To seek high total return, with a reduced risk over time, through an asset allocation strategy which seeks a combination of long-term growth of capital and current income.
                               5/31/96             11/30/96
Net Assets.....................$19.3 MILLION      $25.3 MILLION
Net Asset Value Per Share......   $10.49             $11.37


Average Annual Total Returns as of 11/30/96
May 31, 1996 to November 30, 1996................. 10.31%+
1 Year............................................ 16.64%
Since inception on September 1, 1995.............. 13.51%

+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 9/1/95 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows:
USAA Balanced Strategy Fund - $11,734, Lehman Brothers Aggregate Bond Index - $11,012, S&P 500 Index - $13,858 and the Lipper Balanced Funds Average - $12,239.]

The graph compares a $10,000 hypothetical investment in the USAA Balanced Strategy Fund to the S&P 500 Index, the Lipper Balanced Funds Average, and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Balanced Funds Average is the average of all balanced funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

MESSAGE FROM THE MANAGERS

[A photo of Portfolio Managers, R. David Ullom (Allocation Manager, Stocks), Pamela K. Bledsoe (Money Market Instruments), and Paul H. Lundmark (Bonds), appears here.]

Fund Overview

As indicated on the previous page, your Fund has provided a total return of 13.51% since its inception on September 1, 1995. We have maintained an allocation strategy of 55-60% stocks, 37-41% bonds, and 0-3% money market instruments. We felt that such an allocation was appropriate for our investment objective of maximizing returns with reduced risks.

During the six-month period ended November 30, 1996, we have maintained an approximate asset allocation of 58-60% stocks and 37-40% bonds. The cumulative return generated over this period (10.31%) was the result of appreciation in the stock allocation of the Fund, and the appreciation and income generated by the bond allocation.

Recent indicators continue to evidence a moderate growth economy with low inflation. Although the equity markets remain near their all time highs, we continue to believe that an asset allocation of approximately 60% stocks and 40% bonds is the best way to meet the objective of the Balanced Strategy Fund.

Stocks

The last six months proved to be lucrative for the stock market. During this period, the S&P 500 Index (1) appreciated over 13%. Most of the reported rise was in the month of November alone. We have continued to adhere to our strategy of purchasing stocks that meet our criteria for value. Such criteria include comparisons to the S&P 500 of price-to-earnings, price-to-cash-flows, and price-to-book-value ratios, and dividend yields.

Contributors to performance in the Fund's stock allocation included holdings in Household Products (Procter & Gamble and Sunbeam*), Energy (Schlumberger, Apache, Texaco and Gulf Canada Resources), Property & Casualty Insurance (Allstate, American International Group and Everest Reinsurance Holdings), Natural Gas Distributors (NICOR and Sonat), and Aerospace (Boeing and B.F. Goodrich).

Although the Fund's investments in the telephone industry proved to be a drag on performance during the same period, our investments in this group continue to meet our value criteria. In particular, these companies should continue to generate earnings, cash flow, and dividend growth. Likewise, the Fund's chemical investments represent attractive values as they offer above-average yields.

* Sold prior to end of reporting period.

(1) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1996 for the USAA Balanced Strategy Fund to be: Stocks - 58.7%, Bonds - 37.5%, and Money Market Instruments 2.9%.]

*Percentages are of the Net Assets in the Portfolio and may or may not equal
100%.

Bonds
We have shortened maturity and modified duration (2) of the bond sector to 8.00 years and 4.90, respectively. This was accomplished by selling the 30-year treasury position and reallocating our investments in mortgage pass-throughs. We believe this change will better stabilize returns and provide a potential for more income.

Over the past six months, the value of the fixed-income sector increased as interest rates declined. Contributors to the performance of the Fund's bond allocation included holdings in Caremark (3), Corporacion Andina De Fomento, Great Atlantic & Pacific Tea, and Health Care Property Investors. Recent firming in the bond market supports the widening opinion that the Federal Reserve will not increase rates due to a slowing economy and the containment of inflation. In this environment, we feel that the fixed-income sector is well positioned to pursue stable income and total return.

Money Market Instruments
Money market instruments are included as part of the portfolio for liquidity and as a temporary investment of cash prior to transitioning into stocks or bonds. We purchase short-term notes issued by U.S. Government Agencies that are liquid and provide minimal credit risk. At the end of the reporting period, money market instruments comprised 2.9% of the Fund's net assets.

(2) Duration measures a bond fund's sensitivity to interest rate increases and decreases.

(3) Caremark was tendered prior to end of reporting period.


                     Top 10 Equity Holdings
                       (% of Net Assets)

B.F. Goodrich                                 1.6
Boeing                                        1.6
Kimberly-Clark                                1.2
Brunswick                                     1.1
Lucent Technologies                           1.1
Schlumberger                                  1.1
National Semiconductor                        1.1
Associates First Capital                      1.1
Avery Dennison                                1.1
Dean Witter, Discover & Co.                   1.1

See page 9 for a complete listing of the Portfolio of Investments in Securities.


Balanced Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1996
(Unaudited)

Assets
   Investments in securities, at market value
      (identified cost of $22,630)                    $  25,040
   Cash                                                      14
   Receivables:
      Capital shares sold                                    58
      Dividends and interest                                220
      Securities sold                                        48
                                                      -----------
         Total assets                                    25,380
                                                      -----------

Liabilities
   Securities purchased                                      46
   USAA Investment Management Company                        31
   USAA Transfer Agency Company                               4
   Accounts payable and accrued expenses                     31
                                                      -----------
         Total liabilities                                  112
                                                      -----------
            Net assets applicable to capital
              shares outstanding                      $  25,268
                                                      ===========
Represented by:
   Paid-in capital                                    $  22,664
   Accumulated undistributed net investment income          139
   Accumulated net realized gain on investments              55
   Net unrealized appreciation of investments             2,410
                                                      -----------
            Net assets applicable to capital
              shares outstanding                      $  25,268
                                                      ===========
   Capital shares outstanding, unlimited
    number of shares authorized, no par value             2,222
                                                      ===========
   Net asset value, redemption price,
      and offering price per share                    $   11.37
                                                      ===========

See accompanying notes to financial statements.

Balanced Strategy Fund
Portfolio of Investments in Securities

November 30, 1996
(Unaudited)
                                                                   Market
 Number                                                            Value
of Shares                       Security                           (000)


               Stocks (58.7%)
        Aerospace/Defense (4.0%)
 9,000  B.F. Goodrich Co.                                        $    404
 4,000  Boeing Co.                                                    398
 3,400  Rockwell International Corp.                                  218
                                                                 ----------
                                                                    1,020
                                                                 ----------
        Aluminum (0.9%)
 3,700  Aluminum Co. of America                                       235
                                                                 ----------
        Auto Parts (0.9%)
 6,000  Lear Corp.*                                                   215
                                                                 ----------

        Automobiles (0.7%)
 5,000  Ford Motor Co.                                                164
                                                                 ----------

        Bank Holding Companies - Major Regional (1.0%)
 6,100  PNC Bank Corp.                                                241
                                                                 ----------

        Bank Holding Companies - Money Center (1.0%)
 3,000  Bankers Trust New York Corp.                                  261
                                                                 ----------

        Brokerage Firms (1.1%)
 4,000  Dean Witter, Discover & Co.                                   274
                                                                 ----------

        Chemicals (2.0%)
 3,900  Avery Dennison Corp.                                          275
 2,800  Dow Chemical Co.                                              235
                                                                 ----------
                                                                      510
                                                                 ----------

        Chemicals - Specialty (0.6%)
 1,071  Millenium Chemicals, Inc.                                      22
 3,000  Morton International, Inc.                                    121
                                                                 ----------
                                                                      143
                                                                 ----------
        Communication - Equipment Manufacturers (1.1%)
 5,507  Lucent Technologies, Inc.                                     282
                                                                 ----------

        Containers - Metals & Glass (0.8%)
 8,000  Ball Corp.                                                    196
                                                                 ----------

        Distribution & Pipelines (2.0%)
 7,200  NICOR, Inc.                                                   266
 4,700  Sonat, Inc.                                                   243
                                                                 ----------
                                                                      509
                                                                 ----------

        Electric Power (1.3%)
 5,000  Houston Industries, Inc.                                      110
 9,500  Pacific Gas & Electric Co.                                    229
                                                                 ----------
                                                                      339
                                                                 ----------

        Electronics - Semiconductors (2.6%)
 6,000  Applied Materials, Inc.*                                      228
11,300  National Semiconductor Corp.*                                 277
 7,000  Silicon Valley Group, Inc.*                                   149
                                                                 ----------
                                                                      654
                                                                 ----------

        Finance - Consumer (1.1%)
 5,700  Associates First Capital Corp.                                276
                                                                 ----------

        Foods (0.7%)
 6,700  Dean Foods Co.                                                187
                                                                 ----------

        Healthcare - HMOs (0.8%)
10,500  Humana, Inc.*                                                 198
                                                                 ----------

        Heavy Duty Trucks & Parts (1.0%)
 6,600  Trinova Corp.                                                 241
                                                                 ----------

        Household Products (0.9%)
 2,200  Procter & Gamble Co.                                          239
                                                                 ----------

        Insurance - Multi-Line Companies (1.0%)
 3,600  Aetna, Inc.                                                   260
                                                                 ----------

        Insurance - Property/Casualty (3.5%)
 4,500  Allstate Corp.                                                271
 1,900  American International Group, Inc.                            219
 8,400  Everest Reinsurance Holdings, Inc.                            236
 8,500  Highlands Insurance Group, Inc.*                              167
                                                                 ----------
                                                                      893
                                                                 ----------

        Leisure Time (1.1%)
11,300  Brunswick Corp.                                               288
                                                                 ----------

        Machinery - Diversified (1.6%)
11,600  BW/IP, Inc.                                                   177
 5,100  Deere & Co.                                                   228
                                                                 ----------
                                                                      405
                                                                 ----------

        Manufacturing - Diversified Industries (0.7%)
 5,100  Hillenbrand Industries, Inc.                                  188
                                                                 ----------

        Medical Products & Supplies (0.6%)
 5,400  C.R. Bard, Inc.                                               151
                                                                 ----------

        Metals - Miscellaneous (1.4%)
 5,000  Inco Ltd.                                                     175
 5,500  Titanium Metals Corp.*                                        184
                                                                 ----------
                                                                      359
                                                                 ----------

        Office Equipment & Supplies (0.6%)
 3,200  Xerox Corp.                                                   157
                                                                 ----------

        Oil - Domestic (1.0%)
10,500  Occidental Petroleum Corp.                                    252
                                                                 ----------

        Oil - Exploration & Production (2.0%)
 7,000  Apache Corp.                                                  255
37,000  Gulf Canada Resources, Ltd.*                                  240
                                                                 ----------
                                                                      495
                                                                 ----------

        Oil - International (1.1%)
 2,700  Texaco, Inc.                                                  268
                                                                 ----------

        Oil Well Equipment & Service (1.1%)
 2,700  Schlumberger Ltd.                                             281
                                                                 ----------

        Paper & Forest Products (3.0%)
15,500  Jefferson Smurfit Corp.*                                      209
 3,100  Kimberly-Clark Corp.                                          303
 5,500  Weyerhaeuser Co.                                              253
                                                                 ----------
                                                                      765
                                                                 ----------
        Pollution Control (1.0%)
 6,900  WMX Technologies, Inc.                                        248
                                                                 ----------

        Publishing (2.5%)
 6,800  American Greetings Corp.                                      192
 3,200  Cognizant Corp.*                                              110
 4,900  Dun & Bradstreet Corp.                                        111
 4,000  Houghton Mifflin Co.                                          210
                                                                 ----------
                                                                      623
                                                                 ----------
        Railroads (1.0%)
 2,700  Norfolk Southern Corp.                                        243
                                                                 ----------

        Real Estate Investment Trusts (1.4%)
 6,800  Kimco Realty Corp.                                            198
 6,400  Public Storage, Inc.                                          162
                                                                 ----------
                                                                      360
                                                                 ----------

        Restaurants (0.6%)
 8,000  Brinker International, Inc.*                                  148
                                                                 ----------

        Retail - General Merchandising (1.7%)
 3,800  J.C. Penney Company, Inc.                                     204
 4,300  Sears, Roebuck & Co.                                          214
                                                                 ----------
                                                                      418
                                                                 ----------

        Retail - Specialty (0.7%)
13,500  Phillips-Van Heusen Corp.                                     174
                                                                 ----------

        Savings & Loan Holding Companies (1.0%)
 8,000  Great Western Financial Corp.                                 249
                                                                 ----------

        Specialty Printing (0.6%)
 5,000  Deluxe Corp.                                                  155
                                                                 ----------

        Telephones (3.2%)
 4,300  AT&T                                                          169
 4,500  GTE Corp.                                                     202
 5,000  NYNEX Corp.                                                   232
 5,000  Sprint Corp.                                                  209
                                                                 ----------
                                                                      812
                                                                 ----------

        Tobacco (1.8%)
 6,000  RJR Nabisco Holdings Corp.                                    192
 8,900  Universal Corp.                                               256
                                                                 ----------
                                                                      448
                                                                 ----------
            Total common stocks (cost: $12,410)                    14,824
                                                                 ----------

Principal
 Amount                                               Coupon
 (000)                                                 Rate   Maturity
                     Bonds (37.5%)
$ 1,000   Capital One Bank                             7.35%  6/20/00    1,028
  1,000   Corporacion Andina De Fomento (Venezuela)    7.38   7/21/00    1,029
  1,000   Great Atlantic & Pacific Tea, Inc.           7.70   1/15/04    1,027
  1,000   Health Care Property Investors, Inc.         6.50   2/15/06      973
    900   Kmart Corp.                                  7.95   2/01/23      714
  1,000   Merita Bank Ltd. (Finland)                   6.50   1/15/06      975
  1,000   Washington Real Estate Investment Trust      7.25   8/13/06    1,013
    994   Government National Mortgage Association     7.00   6/20/26      987
    498   Government National Mortgage Association     8.00   9/20/26      512
  1,199   Government National Mortgage Association     7.50  10/20/26    1,213
                                                                       --------
              Total bonds (cost: $9,475)                                 9,471
                                                                       --------

             Money Market Instrument (2.9%)
    745   Federal Home Loan
            Mortgage Corp. (cost: $745)                5.70  12/02/96      745
                                                                     -----------
          Total investments (cost: $22,630)                           $ 25,040
                                                                     ===========

------------------------
*Non-income producing.


Balanced Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1996
(Unaudited)

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 9.6% of net assets at November 30, 1996.


See accompanying notes to financial statements.



Balanced Strategy Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1996
(Unaudited)

Net investment income:
   Income:
     Dividends                                   $    150
     Interest                                         331
                                                ----------
        Total income                                  481
                                                ----------

Expenses:
   Management fees                                     82
   Transfer agent's fees                               20
   Custodian's fees                                    27
   Postage                                              1
   Shareholder reporting fees                           1
   Trustees' fees                                       2
   Registration fees                                   23
   Audit fees                                          12
   Legal fees                                           2
   Other                                                2
                                                ----------
    Total expenses before reimbursement               172
   Expenses reimbursed                                (37)
                                                ----------
    Total expenses after reimbursement                135
                                                ----------
      Net investment income                           346
                                                ----------
Net realized and unrealized gain on investments:
    Net realized gain on investments                   81
    Change in net unrealized appreciation/
      depreciation of investments                   1,889
                                                ----------
         Net realized and unrealized gain           1,970
                                                ----------
Increase in net assets resulting from operations   $2,316
                                                ==========

See accompanying notes to financial statements.

Balanced Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1996
and Nine-month period ended May 31, 1996
(Unaudited)

                                           11/30/96            5/31/96*
                                          ----------          ----------

From operations:
  Net investment income                    $    346            $     290
  Net realized gain on investments               81                   32
  Change in net unrealized appreciation/
    depreciation of investments               1,889                  521
                                          ----------          -----------
                                              2,316                  843
                                          ----------          -----------
Distributions to shareholders from:
   Net investment income                       (318)                (179)
                                          ----------          ------------
   Net realized gains                           (58)                   -
                                          ----------          ------------
From capital share transactions:
   Proceeds from shares sold                  5,367               19,957
   Shares issued for dividends reinvested       276                  104
   Cost of shares redeemed                   (1,573)              (1,467)
                                          ----------           -----------
      Increase in net assets from capital
        share transactions                    4,070               18,594
                                          ----------           -----------
Net increase in net assets                    6,010               19,258
Net assets:
  Beginning of period                        19,958                    -
                                          ----------           -----------
  End of period                             $25,268              $19,258
                                          ==========           ===========
Undistributed net investment income
  included in net assets:
    Beginning of period                     $   111              $     -
                                          ==========            ===========
    End of period                           $   139              $   111
                                          ==========            ===========
Change in shares outstanding:
   Shares sold                                  508                1,969
   Shares issued for dividends reinvested        26                   10
   Shares redeemed                             (149)                (142)
                                          -----------            ----------
     Increase in shares outstanding             385                1,837
                                          ===========            ==========

*Fund commenced operations September 1, 1995.

See accompanying notes to financial statements.

Balanced Strategy Fund
Notes to Financial Statements

November 30, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Balanced Strategy Fund (the Fund). The Fund's investment objective is to seek a high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily trades. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accural basis. Discounts and premiums on securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3) Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $8,334,961 and $5,110,822, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $2,748,863 and $339,049, respectively.

(5) Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1996, the Association and its affiliates owned 500,000 shares (22.5%) of the Fund.

Balanced  Strategy  Fund
Notes to Financial Statements (continued)
November 30, 1996
(Unaudited)

(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                                     Six-month              Nine-month
                                   Period Ended            Period Ended
                                   November 30,               May 31,
                                       1996                    1996
                                  --------------           --------------
Net asset value at
   beginning of period            $  10.49                   $   10.00
Net investment income                  .17(b)                      .26(b)
Net realized and
   unrealized gain                     .90                         .37
Distributions from net
   investment income                  (.16)                       (.14)
Distributions of realized
   capital gains                      (.03)                          -
                                  ------------              -------------
Net asset value at
   end of period                  $  11.37                   $   10.49
                                  ============              =============
Total return (%) **                  10.31                        6.37
Net assets at end of period (000) $ 25,268                   $  19,258
Ratio of expenses to average
   net assets (%)                     1.25(a)(c)                  1.25(a)(c)
Ratio of net investment income
   to average net assets (%)          3.17(a)(c)                  3.31(a)(c)
Portfolio turnover (%)               23.95                       26.53
Average commission rate
   paid per share+                $  .0478                    $   .0489

*    Fund commenced operations September 1, 1995
** Assumes reinvestment of all dividend income and capital gain distributions during the period.
+ Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.

(c) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

                                  Six-month                   Nine-month
                                Period Ended                 Period Ended
                                November 30,                    May 31,
                                    1996                         1996
                                -------------                -------------
Ratio of expenses to average
   net assets (%)                   1.58(a)                     2.00(a)
Ratio of net investment income
 to average net assets (%)          2.84(a)                     2.56(a)